Exhibit 10.2

STOCKHOLDER VOTING AGREEMENT

THIS STOCKHOLDER VOTING AGREEMENT (this “Agreement”) is made and entered into as of September 4, 2025, by and among TNF Pharmaecuticals, Inc. (the “Company”) and each of the undersigned Stockholders of the Company (the “Stockholders”).

RECITALS

A. WHEREAS, on September 2, 2025, the Stockholders and the Company entered into a Member Interest Purchase Agreement (the “Membership Interest Purchase Agreement”), pursuant to which the Stockholders received 747,362 shares of the Company’s Series I Preferred Stock, par value $0.001 (“Preferred Stock”) and upon the Company achieving certain milestones, will receive shares of the Company’s common stock, par value $0.001 (the “Common Stock and together with the Preferred Stock, the “Capital Stock”);

B. WHEREAS, as an inducement to enter into the Membership Interest Purchase Agreement, and as one of the conditions to the consummation of the transactions contemplated by the Membership Interest Purchase Agreement, the Stockholders have agreed to enter into this Agreement; and

C. WHEREAS, each Stockholder agrees to vote the shares of Capital Stock (the “Shares”) over which such Stockholder has voting power as described below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Agreement to Vote Shares.

(a) From the date hereof until the Expiration Date (as defined below), at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on any action or approval by written consent of the stockholders of the Company, in each case, each Stockholder (in its capacity as a stockholder) shall appear at the meeting or otherwise cause such Stockholder’s Shares to be present for purposes of establishing a quorum and shall vote such Shares in favor of or give its written consent to, as applicable, each matter proposed and recommended for approval by the Company’s management at such meeting. Notwithstanding the foregoing, in accordance of the certificate of designations of the Preferred Stock (the “COD”), dated the Stockholder shall not vote any shares of Preferred Stock in excess of the Beneficial Ownership Limitation (as defined in the COD).

(b) If a Stockholder is the beneficial owner, but not the record holder, of the Shares, such Stockholder agrees to take all actions necessary to cause the record holder and any nominees to vote or give consent with respect to all of such Stockholder’s Shares in the manner provided in Section 1(a).

2. Representations and Warranties of each Stockholder. Each Stockholder represents and warrants to the Company:

(a) Such Stockholder has, or will have, full legal power, authority and right to vote or to direct the voting of all such Stockholder’s Shares then owned of record or beneficially by such Stockholder as described in this Agreement, without the consent or approval of, or any other action on the part of, any other person. Without limiting the generality of the foregoing, such Stockholder has not entered into any voting agreement (other than this Agreement) with any person with respect to any of such Stockholder’s Shares, granted any person any proxy (revocable or irrevocable) or power of attorney with respect to any of such Stockholder’s Shares, deposited any of such Stockholder’s Shares in a voting trust, or entered into any arrangement or agreement with any person limiting or affecting his legal power, authority or right to vote such Stockholder’s Shares on any matter.

(b) The execution and delivery of this Agreement and the performance by such Stockholder of the covenants and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which such Stockholder is a party or by which such Stockholder (or any of its assets) is bound.

4. Termination. This Agreement shall terminate for each Stockholder on the date (the “Expiration Date”) that is three (3) years after the date of this Agreement. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that such termination shall not relieve any party from liability for any breach of this Agreement prior to such termination.

5. Proxy. In the event and to the extent that any Stockholder fails to vote the Shares in accordance with Section 1 at any applicable meeting of the stockholders of the Company or pursuant to any applicable written consent of the stockholders of the Company, such Stockholder shall be deemed to have irrevocably granted to, and appointed, the Company, and any individual designated in writing by it, and each of them individually, as his, her or its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to vote his, her or its Shares in any action by written consent of the Company stockholders or at any meeting of the Company’s stockholders called with respect to any of the matters specified in, and in accordance and consistent with, Section 1 of this Agreement. The Company agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Agreement and each Stockholder affirms that the proxy set forth in this Section 5 is given in connection with, and granted in consideration of, and as an inducement to the Company to enter into the Membership Interest Purchase Agreement and that such proxy is given to secure the obligations of each Stockholder under Section 1. Except as otherwise provided for herein, each Stockholder hereby affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and that such irrevocable proxy is executed and intended to be irrevocable. The irrevocable proxy and power of attorney granted herein shall survive the death or incapacity of such Stockholder and the obligations of such Stockholder shall be binding on such Stockholder’s heirs, personal representatives, successors, transferees and assigns. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

6. Miscellaneous Provisions.

(a) Amendments, Modifications and Waivers. No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by each of the Stockholders and the Company.

(b) Entire Agreement. This Agreement constitutes the entire agreement among the parties to this Agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any applicable principles of conflicts of law thereof. The parties submit to the exclusive jurisdiction of that state and federal courts located in New Castle County, Delaware for any action, dispute or proceeding arising out of this Agreement.

(d) Assignment and Successors. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and all the provisions hereof may not be assigned by any Stockholder or the Company without the prior written consent of the other party. The Stockholder is free to transfer its Shares, but any transferee of a Stockholder’s Shares must enter into a joinder to this Agreement (no joinder is required if such Shares are transferred in anonymous open market trading in ordinary brokerage transactions that are not pre-arranged or pre-solicited).

(e) No Third Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the parties hereto) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(g) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(h) Specific Performance; Injunctive Relief. Purchaser acknowledges that the Company may be irreparably harmed and that there may be no adequate remedy at law for a breach of any of the covenants or agreements of Purchaser set forth in this Agreement. Therefore, Purchaser hereby agrees that, in addition to any other remedies that may be available to the Company upon any such breach, the Company shall have the right to seek specific performance, injunctive relief or any other remedies available to such party at law or in equity.

(i) Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing (which shall include communications by e-mail) and shall be delivered (a) in person or by courier or overnight service, or (b) by e-mail with a copy delivered as provided in clause (a):

If to the Company:

TNF Pharmaceuticals, Inc.

1185 Avenue of the Americas. Suite 249

New York, NY 10036

Attention: Joshua Silverman

Email: jsilverman@parkfieldfund.com

with a copy (which shall not constitute notice) to:

Haynes and Boone LLP

30 Rockefeller Plaza, 26th

New York, NY 10012

Attention: Rick Werner, Esq. and Greg Kramer, Esq.

E-mail: rick.werner@haynesboone.com and greg.kramer@haynesboone.com

If to a Stockholder:

As set forth on such Stockholders signature page

with a copy (which shall not constitute notice) to:

or to such other address as the parties hereto may designate in writing to the other in accordance with this Section 6(i). Any party may change the address to which notices are to be sent by giving written notice of such change of address to the other parties in the manner above provided for giving notice. If delivered personally or by courier, the date on which the notice, request, instruction or document is delivered shall be the date on which such delivery is made and if delivered by e-mail transmission or mail as aforesaid, the date on which such notice, request, instruction or document is received shall be the date of delivery.

(j) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart.

(k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signatures on the Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

TNF PHARMAECUTICALS, INC.

By:
Name:
Title:

STOCKHOLDER SIGNATURE

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Contact information for notice:

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

Contact information for notice: